Exhibit 99.1

SolarEdge Announces Fourth Quarter and Full Year 2025 Financial
Results

MILPITAS, Calif. — February 18, 2026. SolarEdge Technologies, Inc. (Nasdaq: SEDG), a global leader in smart energy technology, today announced its financial results for the fourth quarter and year ended December 31, 2025.

“Our fourth quarter results delivered 70% year-over-year revenue growth, marking our fourth consecutive quarter of year-over-year revenue growth and fifth consecutive quarter of margin expansion,” said Shuki Nir, CEO of SolarEdge. “In 2025 we restored discipline, generated strong free cash flow, and rebuilt margins. In 2026 we are shifting decisively to offense, focused on moving toward profitable growth and capturing global market share through the rollout of the SolarEdge Nexis platform. By leveraging our DC expertise, investing in high-growth adjacencies like AI data center power, and maintaining our rigorous cost discipline, we believe we are positioning 2026 to be a transformational year for SolarEdge.”

Fourth Quarter 2025 Summary

The Company reported revenues of $335.4 million, down 1.4% from $340.2 million in the prior quarter.

Non-GAAP revenues1 were $333.8 million, down 1.8% from $339.7 million the prior quarter.

Fourth quarter revenue does not include significant one-time or pull forward of revenue from safe harbor nor from the 25D rush towards the end of the year.

During the quarter approximately 98.8 thousand inverters, 2.87 million optimizers and 280 MWh of batteries for PV applications were recognized as revenue.

GAAP gross margin was 22.2%, compared to 21.2% in the prior quarter.

Non-GAAP gross margin1 was 23.3%, compared to 18.8% in the prior quarter.

GAAP operating expenses were $122.8 million, compared to $107.3 million in the prior quarter.

Non-GAAP operating expenses1 were $88.7 million, compared to $87.7 million in the prior quarter.

GAAP operating loss was $48.3 million, compared to $35.2 million in the prior quarter.

Non-GAAP operating loss1 was $11.0 million, compared to $23.8 million in the prior quarter.

1 Non-GAAP financial measure. See “Non-GAAP Financial Measures” for additional information on non-GAAP financial measures and a reconciliation to the most comparable GAAP measures.

GAAP net loss was $132.1 million, compared to $50.1 million in the prior quarter. This includes a one-time, non-cash $70.5 million finance expense from exchange rate fluctuations, mainly related to amounts reclassified out of accumulated other comprehensive loss related to substantial completion of the liquidation of our Korean business entity.

Non-GAAP net loss1 was $8.2 million, compared to $18.3 million in the prior quarter.

GAAP net loss per share was $2.21, compared to $0.84 in the prior quarter.

Non-GAAP net loss per share1 was $0.14, compared to $0.31 in the prior quarter.

Cash flow from operating activities was $52.6 million, compared with $25.6 million in the prior quarter.

Free cash flow1 generated was $43.3 million, compared to $22.8 million in the prior quarter.

As of December 31, 2025, our cash and investments portfolio, net of debt, grew by $35.4 million to $244.2 million, compared to $208.8 million as of September 30, 2025.

Full Year 2025 Summary

The Company reported total revenues of $1.18 billion, up 31% from $901.5 million in 2024.

Non-GAAP revenues1 were $1.17 billion, up 30% from $900.5 million in 2024.

During the year approximately 465.7 thousand inverters, 10.8 million optimizers and 928 MWh of batteries for PV applications were recognized as revenue.

GAAP gross margin was 16.6%, compared to negative 97.3% in 2024.

Non-GAAP gross margin1 was 16.7%, compared to negative 89.7% in 2024.

GAAP operating expenses were $498.0 million, compared to $831.1 million in 2024.

Non-GAAP operating expenses1 were $350.7 million, compared to $447.1 million in 2024.

GAAP operating loss was $301.7 million, compared to $1.71 billion in 2024.

Non-GAAP operating loss1 was $155.5 million, compared to $1.25 billion in 2024.

GAAP net loss was $405.4 million, compared to $1.81 billion in 2024.

Non-GAAP net loss1 was $140.3 million, compared to $1.31 billion in 2024.

GAAP loss per share was $6.88, compared to $31.64 in the prior year.

Non-GAAP net loss per share1 was $2.38, compared to $22.99 in 2024.

Cash flow from operating activities was $104.3 million, compared to negative $313.3 million in 2024.

Free cash flow1 was $76.9 million, compared with a free cash flow1 deficit of $421.5 million in 2024.

Outlook for the First Quarter 2026

The Company also provides guidance for the first quarter ending March 31, 2026 as follows:
•	Revenues to be within the range of $290 million to $320 million; this range does not include significant one-time or pull forward of revenue.
•	Non-GAAP gross margin* expected to be within the range of 20% to 24%
•	Non-GAAP operating expenses* to be within the range of $88 million to $93 million.

*Non-GAAP gross margin and Non-GAAP operating expenses are non-GAAP financial measures, and these forward-looking measures have not been reconciled to the most comparable GAAP outlook because it is not possible to do so without unreasonable efforts due to the uncertainty and potential variability of reconciling items, which are dependent on future events and often outside of management’s control and which could be significant. Because such items cannot be reasonably predicted with the level of precision required, we are unable to provide outlook for the comparable GAAP measures. Forward-looking estimates of Non-GAAP gross margin and Non-GAAP operating expenses are made in a manner consistent with the relevant definitions and assumptions noted herein and in our filings with the SEC.

Conference Call

The Company will host a conference call to discuss its results for the fourth quarter and year ended December 31, 2025 at 8:00 a.m. ET on Wednesday, February 18, 2026. The call will be available, live, to interested parties by dialing +1 800-343-4849. For international callers, please dial +1 203-518-9848. The Conference ID is SEDG. To avoid a delay in connecting to the call, please dial in 10 minutes prior to the start time. A live webcast will also be available in the Investors Relations section of the Company’s website at: http://investors.solaredge.com

 A replay of the webcast will be available in the Investor Relations section of the Company’s web site approximately two hours after the conclusion of the call and will remain available for approximately 30 calendar days.

About SolarEdge

SolarEdge is a global leader in smart energy technology. By leveraging world-class engineering capabilities and with a relentless focus on innovation, SolarEdge creates smart energy solutions that power our lives and drive future progress. SolarEdge developed an intelligent inverter solution that changed the way power is harvested and managed in photovoltaic (PV) systems. The SolarEdge DC optimized inverter seeks to maximize power generation while lowering the cost of energy produced by the PV system. Continuing to advance smart energy, SolarEdge addresses a broad range of energy market segments through its PV, batteries, EV charging, smart energy management, and grid services solutions. SolarEdge is online at www.solaredge.com

Use of Non-GAAP Financial Measures

To provide investors and others with additional information regarding SolarEdge’s results, SolarEdge has disclosed in this earnings release the following non-GAAP financial measures: non-GAAP revenue, non-GAAP operating income (loss), non-GAAP operating expenses, non-GAAP gross margin, non-GAAP net income (loss), non-GAAP net earnings (loss) per share, and non-GAAP net free cash flow. SolarEdge has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure below. These non-GAAP financial measures differ from GAAP in that they exclude stock-based compensation, amortization and impairment of acquired intangible assets, restructuring and impairment charges, acquisition, disposition and other items, certain litigation and other contingencies, amortization of debt issuance cost, non-cash interest expense and non-cash revenue recognized from significant financing component, certain foreign currency exchange rates, gains and losses on investments, income and losses from equity method investments and discrete items that impacted our GAAP tax rate. Our non-GAAP financial measures also reflect the application of our non-GAAP tax rate.

SolarEdge’s management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, for short- and long-term operating plans, to calculate bonus payments and to evaluate SolarEdge’s financial performance, the performance of its individual functional groups and the ability of operations to generate cash. Management believes these non-GAAP financial measures reflect SolarEdge’s ongoing business in a manner that allows for meaningful period-to-period comparisons and analysis of trends in SolarEdge’s business, as they exclude charges and gains that are not reflective of ongoing operating results. Management also believes that these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating SolarEdge’s operating results and future prospects from the same perspective as management and in comparing financial results across accounting periods.

The use of non-GAAP financial measures has certain limitations because they do not reflect all items of income and expense that affect SolarEdge’s operations. These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, measures prepared in accordance with GAAP and should not be considered measures of SolarEdge’s liquidity. Further, these non-GAAP measures may differ from the non-GAAP information used by other companies, including peer companies, and therefore comparability may be limited. Management encourages investors and others to review SolarEdge’s financial information in its entirety and not rely on a single financial measure.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Statements contained in this press release contains may contain forward-looking statements that are based on our management’s expectations, estimates, projections, beliefs and assumptions in accordance with information currently available to our management. This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include information, among other things, concerning our possible or assumed future results of operations, return to positive free cash flow generation, future demands for solar energy solutions, business strategies, technology developments, new products and services, financing and investment plans; dividend policy; competitive position, industry and regulatory environment, general economic conditions; potential growth opportunities; cancellations and pushouts of existing backlog; installation rates; goodwill impairment; the effects of competition; tariff impacts and the impacts of the One Big Beautiful Bill Act. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “seek,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or similar expressions and the negatives of those terms.

Forward-looking statements inherently involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this release. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: our ability to be profitable in the future; the rapidly evolving and competitive nature of the solar industry; changes in tax laws, tax treaties, and regulations or the interpretation of them, including the Inflation Reduction Act and the H.R.1; future demand for renewable energy including solar energy solutions; our ability to maintain a return to free cash flow positive generation; macroeconomic conditions in our domestic and international markets, as well as inflation concerns, rising interest rates and recessionary concerns; changes in the U.S. and global trade environments, including the imposition and/or increase of import tariffs or other restrictive trade measures; the retail price of electricity derived from the utility grid or alternative energy sources; our ability to forecast demand for our products accurately and to match production to such demand as well as our customers’ ability to forecast demand based on inventory levels; interest rates and supply of capital in the global financial markets in general and in the PV market specifically; competition, including introductions of power optimizer, inverter, EV chargers, batteries and PV system monitoring products by our competitors; the retail price of electricity derived from the utility grid or alternative energy sources; developments in alternative technologies or improvements in distributed solar energy generation; historic cyclicality of the solar industry and periodic downturns; product quality or performance problems in our products; changes in our geographic footprint or product and service offerings; our dependence upon a small number of outside contract manufacturers and limited or single source suppliers; delays, disruptions, and quality control problems in manufacturing; shortages, delays, price changes, or cessation of operations or production affecting our suppliers of key components; capacity constraints, delivery schedules, manufacturing yields, and costs of our contract manufacturers and availability of components;  changing political, geopolitical conditions, and the conditions of the global energy market; performance of distributors and large installers in selling our products; consolidation in the solar industry among our customers and distributors; our ability to implement our new Enterprise Resource Planning ("ERP") system; our ability to successfully operate our global operations with a reduced work force; our ability to recognize expected benefits from restructuring plans;  any unauthorized access to, disclosure, or theft of confidential or personal information or unauthorized access to our network or other similar cyber incidents; attempts by third parties, our employees, or our vendors might gain unauthorized access to our network or seek to compromise our products and services; emerging issues related to the development and use of artificial intelligence; loss of key executives, and our ability to retain key personnel and attract additional qualified personnel; disruption to our business operations due to the evolving conflict in Israel and other conditions in Israel that affect our operations; tax benefits that are available to us under Israeli law require us to meet various conditions and may be terminated or reduced in the future; difficulty to enforce a judgment of a U.S. court against our officers and directors, to assert U.S. securities laws claims in Israel; our dependence on ocean transportation to timely deliver our products in a cost-effective manner;  fluctuations in global currency exchange rates; the impact of evolving legal and regulatory requirements, including corporate social responsibility and sustainability requirements; existing and future responses to and effects of pandemics, epidemics or other health crises; reduction, elimination or expiration of government subsidies and economic incentives for on-grid solar electricity applications; changes to net metering policies may reduce demand for electricity from PV systems; stringent and changing data privacy and security laws, rules, regulations and other obligations; federal, state, and local regulations governing the electric utility industry with respect to solar energy; business practices and regulatory compliance of our raw material suppliers; our ability to maintain our brand and to protect and defend our intellectual property; volatility of our stock price; our customers’ financial stability, creditworthiness, and debt leverage ratio; our ability to effectively design, launch, market, and sell new generations of our products and services; our ability to retain, and events affecting, our major customers; our ability to service our debt; impairment of our goodwill or other long-lived and intangible assets; our liquidity and ability to service our debt; and the other factors set forth under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed on February 25, 2025, in subsequent Quarterly Reports on Form 10Q and in other documents we file from time to time with the SEC that disclose risks and uncertainties that may affect our business. The preceding list is not intended to be an exhaustive list of all of our forward‐looking statements. You should not rely upon forward‐looking statements as predictions of future events. Although we believe that the expectations reflected in the forward‐looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward‐looking statements will be achieved or will occur. Statements in this press release speak only as of the date they were made. The Company undertakes no duty or obligation to update any forward-looking statements contained in this release, whether as a result of new information, future events or changes in its expectations or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

Investor Contacts
SolarEdge Technologies, Inc.
JB Lowe, Head of Investor Relations
investors@solaredge.com

Sapphire Investor Relations, LLC
Erica Mannion or Michael Funari
investors@solaredge.com

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2025	2024	2025	2024
	Unaudited
Revenues	$335,358	$196,217	$1,184,444	$901,456
Cost of revenues	260,887	308,471	988,163	1,778,660
Gross profit (loss)	74,471	(112,254)	196,281	(877,204)
Operating expenses:
Research and development	51,726	62,238	221,255	277,237
Sales and marketing	30,039	30,549	117,332	146,865
General and administrative	24,489	36,370	101,035	147,455
Other operating expenses, net	16,527	22,256	58,338	259,527
Total operating expenses	122,781	151,413	497,960	831,084
Operating loss	(48,310)	(263,667)	(301,679)	(1,708,288)
Financial expense, net	(77,784)	(12,199)	(71,999)	(14,570)
Other income (loss), net	(6,582)	(76)	(17,428)	14,547
loss before income taxes	(132,676)	(275,942)	(391,106)	(1,708,311)
Tax benefits (Income taxes)	564	(11,041)	(13,382)	(96,150)
Net loss from equity method investments	(9)	(456)	(960)	(1,896)
Net loss	$(132,121)	$(287,439)	$(405,448)	$(1,806,357)

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share data)

	December 31,
	2025	2024
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$455,075	$274,611
Restricted cash	84,771	135,328
Marketable securities	38,097	311,279
Trade receivables, net of allowances of $17,224 and $43,038, respectively	267,441	160,423
Inventories, net	552,632	645,897
Prepaid expenses and other current assets	341,831	523,027
Total current assets	1,739,847	2,050,565
LONG-TERM ASSETS:
Marketable securities	—	42,597
Property, plant and equipment, net	269,351	343,438
Operating lease right-of-use assets, net	48,178	41,393
Intangible assets, net	7,129	9,666
Goodwill	50,123	48,380
Loan receivables, net	—	45,678
Other long-term assets	67,566	64,736
Total long-term assets	442,347	595,888
Total assets	2,182,194	2,646,453
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Trade payables	271,983	107,543
Employees and payroll accruals	73,992	76,292
Warranty obligations	89,330	140,249
Deferred revenues and customers advances	70,371	140,870
Accrued expenses and other current liabilities	297,819	246,078
Convertible senior notes, net	—	346,305
Total current liabilities	803,495	1,057,337
LONG-TERM LIABILITIES:
Convertible senior notes, net	331,561	330,006
Warranty obligations	268,559	292,116
Deferred revenues and customers advances	293,328	231,049
Finance lease liabilities	18,558	39,159
Operating lease liabilities	36,648	30,018
Other long-term liabilities	2,581	8,426
Total long-term liabilities	951,235	930,774
COMMITMENTS AND CONTINGENT LIABILITIES
STOCKHOLDERS’ EQUITY:
Common stock of $0.0001 par value - Authorized: 125,000,000 shares; issued: 60,360,154 shares as of December 31, 2025 and 58,780,490 shares as of December 31, 2024; outstanding: 60,360,154 shares as of December 31, 2025 and 58,027,126 shares as of December 31, 2024.	6	6
Additional paid-in capital	1,872,760	1,813,198
Treasury stock, at cost; 0 and 753,364 stocks held as of December 31, 2025 and December 31, 2024, respectively	—	(50,194)
Accumulated other comprehensive loss	(11,663)	(76,477)
Accumulated deficit	(1,433,639)	(1,028,191)
Total stockholders’ equity	427,464	658,342
Total liabilities and stockholders’ equity	$2,182,194	$2,646,453

SOLAREDGE TECHNOLOGIES INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, except per share data)

	Year ended December 31,
	2025	2024
Cash flows from operating activities:
Net loss	$(405,448)	$(1,806,357)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	30,511	59,865
Provision to write down inventories to net realizable value	17,827	738,757
Impairment of asset held-for-sale	42,746	—
Loss on impairment and disposal of property, plant and equipment	5,799	224,772
Stock-based compensation expenses	92,545	137,251
Loss from business disposition	17,875	—
Impairment of goodwill and intangible assets	—	24,674
Impairment of privately-held companies	21,587	5,000
Deferred income taxes, net	(761)	79,209
Gain from repurchasing of convertible notes	—	(15,456)
Loss from exchange rate fluctuations	2,594	11,918
Loss (gain) from sale of property, plant and equipment	(3,058)	1,522
Cumulative translation adjustment, including intra-entity transactions that are of a long-term investment reclassified from other comprehensive loss	58,916	—
Other items	866	1,508
Changes in assets and liabilities:
Trade receivables, net	(105,923)	451,707
Inventories, net	97,230	67,799
Prepaid expenses and other assets	107,055	7,369
Operating lease right-of-use assets, net	11,342	15,805
Trade payables	164,808	(405,990)
Warranty obligations	(72,101)	(85,541)
Deferred revenues and customers advances	(5,781)	119,519
Operating lease liabilities	(13,360)	(15,829)
Accrued expenses and other liabilities	38,992	69,179
Net cash provided by (used in) operating activities	104,261	(313,319)
Cash flows from investing activities:
Investment in available-for-sale marketable securities	(471,158)	(253,431)
Proceeds from maturities of available-for-sale marketable securities	713,413	719,454
Proceeds from sales of available-for-sale marketable securities	76,288	114,564
Purchase of property, plant and equipment	(23,467)	(108,163)
Proceeds from sale of investment in privately-held company	4,000	—
Business dispositions, net of cash sold	(7,322)	—
Business combinations, net of cash acquired	—	(10,417)
Proceeds from sale of property, plant and equipment	37,642	1,876
Advance related to held-for-sale asset	7,000	—
Purchase of intangible assets	—	(10,000)
Disbursements for loans receivables	—	(37,500)
Investment in privately-held companies	(300)	(25,664)
Proceeds from loans receivables	53,585	32,150
Repayment related to governmental grant	(6,643)	—
Other investing activities	(3,156)	(6,583)
Net cash provided by investing activities	379,882	416,286
Cash flows from financing activities:
Repurchase of common stock	—	(50,194)
Repurchase of convertible debt	(5,093)	(267,900)
Proceeds from issuance of Notes 2029, net of issuance costs	—	329,214
Capped call transactions related to Notes 2029	—	(28,342)
Repayment of convertible notes at maturity	(342,250)	—
Tax withholding in connection with stock-based awards, net	2,665	(281)
Other financing activities	(4,212)	(2,626)
Net cash used in financing activities	(348,890)	(20,129)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	3,344	(11,367)
Increase in cash, cash equivalents and restricted cash including cash classified within current held-for-sale assets	138,597	71,471
Less: change in cash classified within current held-for-sale assets	(8,690)	—
Increase in cash, cash equivalents, and restricted cash	129,907	71,471
Cash, cash equivalents and restricted cash, beginning of period	409,939	338,468
Cash, cash equivalents and restricted cash, end of period	$539,846	$409,939

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2023
Gross profit (loss) (GAAP)	$74,471	$72,143	$32,131	$17,536	$(112,254)	$196,281	$(877,204)	$703,823
Revenues from finance component	(456)	(351)	(304)	(264)	(254)	(1,375)	(984)	(834)
Discontinued operation revenues	(1,107)	(85)	(8,132)	(7,098)	—	(16,422)	—	—
Discontinued operation cost of revenues	(331)	(13,101)	7,834	792	26,118	(4,806)	24,921	36,648
Stock-based compensation	3,687	3,959	4,004	4,372	3,727	16,022	21,952	23,200
Amortization of stock-based compensation capitalized in inventories	613	825	882	381	1,095	2,701	3,138	1,100
Amortization and depreciation of acquired asset	495	501	483	491	484	1,970	5,412	6,038
Restructuring charges	344	31	10	430	3,770	815	15,327	23,154
Gross profit (loss) (Non-GAAP)	$77,716	$63,922	$36,908	$16,640	$(77,314)	$195,186	$(807,438)	$793,129

Gross margin (loss) (GAAP)	22.2%	21.2%	11.1%	8.0%	(57.2)%	16.6%	(97.3)%	23.6%
Revenues from finance component	0.0	0.0	0.0	0.0	(0.1)	(0.1)	(0.1)	0.0
Discontinued operation revenues	0.0	0.0	(2.8)	(3.2)	—	(1.4)	—	—
Discontinued operation cost of revenues	0.0	(3.9)	3.0	0.4	13.3	(0.4)	2.8	1.2
Stock-based compensation	1.1	1.2	1.4	2.0	1.9	1.4	2.4	0.9
Amortization of stock-based compensation capitalized in inventories	0.0	0.2	0.3	0.2	0.6	0.2	0.3	0.0
Amortization and depreciation of acquired asset	0.0	0.1	0.2	0.2	0.2	0.3	0.6	0.2
Restructuring charges	0.0	0.0	0.0	0.2	1.9	0.1	1.7	0.8
Gross margin (loss) (Non-GAAP)	23.3%	18.8%	13.2%	7.8%	(39.4)%	16.7%	(89.6)%	26.7%

Operating expenses (GAAP)	$122,781	$107,293	$147,624	$120,262	$151,413	$497,960	$831,084	$663,618
Stock-based compensation - R&D	(8,442)	(10,681)	(9,856)	(15,911)	(10,653)	(44,890)	(62,546)	(66,944)
Stock-based compensation - S&M	(4,298)	(4,348)	(4,342)	(4,742)	(4,452)	(17,730)	(27,328)	(30,987)
Stock-based compensation - G&A	(3,546)	(2,897)	(1,059)	(6,401)	(5,600)	(13,903)	(25,425)	(28,814)
Amortization and depreciation of acquired assets - R&D	—	—	—	—	(189)	—	(1,000)	(989)
Amortization and depreciation of acquired assets - S&M	(116)	(116)	(116)	(424)	(442)	(772)	(1,599)	(927)
Amortization and depreciation of acquired assets - G&A	—	—	—	—	—	—	(6)	(15)
Discontinued operation	(6,989)	(316)	(27,069)	(1,522)	(3,350)	(35,896)	(3,293)	(388)
Restructuring charges	(423)	(426)	(867)	(2,613)	—	(4,329)	(5,607)	—
Assets impairment and disposal by abandonment	(3,135)	(672)	(1,967)	(224)	(17,989)	(5,998)	(251,823)	(30,790)
Gain (loss) from assets sales	(7,117)	(158)	(17,108)	662	(1,910)	(23,721)	(5,746)	1,262
Certain litigation and other contingencies	—	—	—	—	—	—	399	(1,786)
Acquisition costs	—	—	—	—	—	—	(9)	(135)
Operating expenses (Non-GAAP)	$88,715	$87,679	$85,240	$89,087	$106,828	$350,721	$447,101	$503,105

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2023
Operating income (loss) (GAAP)	$(48,310)	$(35,150)	$(115,493)	$(102,726)	$(263,667)	$(301,679)	$(1,708,288)	$40,205
Revenues from finance component	(456)	(351)	(304)	(264)	(254)	(1,375)	(984)	(834)
Discontinued operation	5,551	(12,870)	26,771	(4,784)	29,468	14,668	28,214	37,036
Stock-based compensation	19,973	21,885	19,261	31,426	24,432	92,545	137,251	149,945
Amortization of stock-based compensation capitalized in inventories	613	825	882	381	1,095	2,701	3,138	1,100
Amortization and depreciation of acquired assets	611	617	599	915	1,115	2,742	8,017	7,969
Restructuring charges	767	457	877	3,043	3,770	5,144	20,934	23,154
Assets impairment and disposal by abandonment	3,135	672	1,967	224	17,989	5,998	251,823	30,790
Loss (gain) from assets sales	7,117	158	17,108	(662)	1,910	23,721	5,746	(1,262)
Certain litigation and other contingencies	—	—	—	—	—	—	(399)	1,786
Acquisition costs	—	—	—	—	—	—	9	135
Operating income (loss) (Non-GAAP)	$(10,999)	$(23,757)	$(48,332)	$(72,447)	$(184,142)	$(155,535)	$(1,254,539)	$290,024

Financial income (expense), net (GAAP)	$(77,784)	$3,040	$(7,323)	$10,068	$(12,199)	$(71,999)	$(14,570)	$41,212
Non cash interest expense	4,420	4,462	4,326	4,051	3,920	17,259	14,877	12,703
Currency fluctuation related to lease standard	3,360	1,552	7,151	(1,633)	1,089	10,430	(744)	(3,055)
Discontinued operation	1,402	(958)	2,265	(276)	—	2,433	—	—
CTA reclassification upon liquidation of a foreign subsidiary	59,520	—	—	—	—	59,520	—	—
One‑time foreign exchange impact from VAT settlement agreement	10,963	—	—	—	—	10,963	—	—
Financial income (expense), net (Non-GAAP)	$1,881	$8,096	$6,419	$12,210	$(7,190)	$28,606	$(437)	$50,860

Other income (loss) (GAAP)	$(6,582)	$(15,011)	$4,017	$148	$(76)	$(17,428)	$14,547	$(318)
Loss (gain) from sale of equity and debt investments	—	—	—	(2)	76	(2)	(2,966)	193
Loss (gain) from business combination	—	—	—	—	—	—	(1,125)	—
Gain from the repurchase of convertible notes	—	—	—	(146)	—	(146)	(15,456)	—
Gain From sale of private held companies	155	—	(4,017)	—	—	(3,862)	—	—
Loss from impairment of private held companies	6,427	15,011	—	—	—	21,438	5,000	—
Other income (loss) (Non-GAAP)	$—	$—	$—	$—	$—	$—	$—	$(125)

Income tax benefit (expense) (GAAP)	$564	$(2,563)	$(5,657)	$(5,726)	$(11,041)	$(13,382)	$(96,150)	$(46,420)
Income tax adjustment	389	(124)	(100)	(155)	(176)	10	39,007	(45,896)
Income tax benefit (expense) (Non-GAAP)	$953	$(2,687)	$(5,757)	$(5,881)	$(11,217)	$(13,372)	$(57,143)	$(92,316)

Equity method investments income (loss) (GAAP)	$(9)	$(376)	$(288)	$(287)	$(456)	$(960)	$(1,896)	$(350)
Loss from equity method investments	9	376	288	287	456	960	1,896	350
Equity method investments income (loss) (Non-GAAP)	$—	$—	$—	$—	$—	$—	$—	$—

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2023
Net income (loss) (GAAP)	$(132,121)	$(50,060)	$(124,744)	$(98,523)	$(287,439)	$(405,448)	$(1,806,357)	$34,329
Revenues from finance component	(456)	(351)	(304)	(264)	(254)	(1,375)	(984)	(834)
Discontinued operation	6,953	(13,828)	29,036	(5,060)	29,468	17,101	28,214	37,036
Stock-based compensation	19,973	21,885	19,261	31,426	24,432	92,545	137,251	149,945
Amortization of stock-based compensation capitalized in inventories	613	825	882	381	1,095	2,701	3,138	1,100
Amortization and depreciation of acquired assets	611	617	599	915	1,115	2,742	8,017	7,969
Restructuring charges	767	457	877	3,043	3,770	5,144	20,934	23,154
Assets impairment and disposal by abandonment	3,135	672	1,967	224	17,989	5,998	251,823	30,790
Loss (gain) from assets sales	7,117	158	17,108	(662)	1,910	23,721	5,746	(1,262)
Certain litigation and other contingencies	—	—	—	—	—	—	(399)	1,786
Acquisition costs	—	—	—	—	—	—	9	135
Non cash interest expense	4,420	4,462	4,326	4,051	3,920	17,259	14,877	12,703
CTA reclassification upon liquidation of a foreign subsidiary	59,520	—	—	—	—	59,520	—	—
One‑time foreign exchange impact from VAT settlement agreement	10,963	—	—	—	—	10,963	—	—
Currency fluctuation related to lease standard	3,360	1,552	7,151	(1,633)	1,089	10,430	(744)	(3,055)
Loss (gain) from sale of equity and debt investments	—	—	—	(2)	76	(2)	(2,966)	193
Loss (gain) from business combination	—	—	—	—	—	—	(1,125)	—
Gain from the repurchase of convertible notes	—	—	—	(146)	—	(146)	(15,456)	—
Gain From sale of private held companies	155	—	(4,017)	—	—	(3,862)	—	—
Loss from impairment of private held companies	6,427	15,011	—	—	—	21,438	5,000	—
Income tax adjustment	389	(124)	(100)	(155)	(176)	10	39,007	(45,896)
equity method adjustments	9	376	288	287	456	960	1,896	350
Net income (loss) (Non-GAAP)	$(8,165)	$(18,348)	$(47,670)	$(66,118)	$(202,549)	$(140,301)	$(1,312,119)	$248,443

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2023
Net basic earnings (loss) per share (GAAP)	$(2.21)	$(0.84)	$(2.13)	$(1.70)	$(5.00)	$(6.88)	$(31.64)	$0.61
Revenues from finance component	(0.01)	(0.01)	(0.01)	0.00	(0.01)	(0.02)	(0.02)	(0.02)
Discontinued operation	0.12	(0.23)	0.50	(0.09)	0.52	0.29	0.49	0.66
Stock-based compensation	0.33	0.37	0.33	0.54	0.42	1.57	2.41	2.65
Amortization of stock-based compensation capitalized in inventories	0.01	0.01	0.01	0.01	0.02	0.05	0.05	0.02
Amortization and depreciation of acquired assets	0.01	0.01	0.01	0.02	0.02	0.04	0.14	0.14
Restructuring charges	0.02	0.01	0.02	0.05	0.07	0.09	0.37	0.41
Assets impairment and disposal by abandonment	0.05	0.01	0.03	0.00	0.31	0.10	4.41	0.54
Loss (gain) from assets sales	0.12	0.00	0.30	(0.01)	0.03	0.40	0.10	(0.02)
Certain litigation and other contingencies	—	—	—	—	—	—	(0.01)	0.03
Acquisition costs	—	—	—	—	—	—	0.00	0.00
Non cash interest expense	0.07	0.08	0.07	0.07	0.07	0.30	0.26	0.23
CTA reclassification upon liquidation of a foreign subsidiary	1.00	—	—	—	—	1.01	—	—
One‑time foreign exchange impact from VAT settlement	0.18	—	—	—	—	0.18	—	—
Currency fluctuation related to lease standard	0.06	0.02	0.12	(0.03)	0.02	0.18	(0.01)	(0.06)
Loss (gain) from sale of equity and debt investments	—	—	—	0.00	0.00	0.00	(0.05)	0.01
Loss (gain) from business combination	—	—	—	—	—	—	(0.02)	—
Gain from the repurchase of convertible notes	—	—	—	0.00	—	0.00	(0.27)	—
Gain From sale of private held companies	0.00	—	(0.06)	—	—	(0.07)	—	—
Loss from impairment of private held companies	0.11	0.26	—	—	—	0.36	0.09	—
Income tax adjustment	0.00	(0.01)	0.00	0.00	0.00	0.00	0.68	(0.81)
equity method adjustments	0.00	0.01	0.00	0.00	0.01	0.02	0.03	0.00
Net basic earnings (loss) per share (Non-GAAP)	$(0.14)	$(0.31)	$(0.81)	$(1.14)	$(3.52)	$(2.38)	$(22.99)	$4.39

SOLAREDGE TECHNOLOGIES INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (Unaudited)
(in thousands, except per share data and percentages)

	Three months ended					Year ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024	December 31, 2023
Net diluted earnings (loss) per share (GAAP)	$(2.21)	$(0.84)	$(2.13)	$(1.70)	$(5.00)	$(6.88)	$(31.64)	$0.60
Revenues from finance component	(0.01)	(0.01)	(0.01)	0.00	(0.01)	(0.02)	(0.02)	(0.01)
Discontinued operation	0.12	(0.23)	0.50	(0.09)	0.52	0.29	0.49	0.64
Stock-based compensation	0.33	0.37	0.33	0.54	0.42	1.57	2.41	2.57
Amortization of stock-based compensation capitalized in inventories	0.01	0.01	0.01	0.01	0.02	0.05	0.05	0.02
Amortization and depreciation of acquired assets	0.01	0.01	0.01	0.02	0.02	0.04	0.14	0.14
Restructuring charges	0.02	0.01	0.02	0.05	0.07	0.09	0.37	0.40
Assets impairment and disposal by abandonment	0.05	0.01	0.03	0.00	0.31	0.10	4.41	0.53
Loss (gain) from assets sales	0.12	0.00	0.30	(0.01)	0.03	0.40	0.10	(0.02)
Certain litigation and other contingencies	—	—	—	—	—	—	(0.01)	0.03
Acquisition costs	—	—	—	—	—	—	0.00	0.00
Non cash interest expense	0.07	0.08	0.07	0.07	0.07	0.30	0.26	0.03
CTA reclassification upon liquidation of a foreign subsidiary	1.00	—	—	—	—	1.01	—	—
One‑time foreign exchange impact from VAT settlement agreement	0.18	—	—	—	—	0.18	—	—
Currency fluctuation related to lease standard	0.06	0.02	0.12	(0.03)	0.02	0.18	(0.01)	(0.05)
Loss (gain) from sale of equity and debt investments	—	—	—	0.00	0.00	0.00	(0.05)	0.00
Loss (gain) from business combination	—	—	—	—	—	—	(0.02)	—
Gain from the repurchase of convertible notes	—	—	—	0.00	—	0.00	(0.27)	—
Gain From sale of private held companies	0.00	—	(0.06)	—	—	(0.07)	—	—
Loss from impairment of private held companies	0.11	0.26	0.00	—	—	0.36	0.09	—
Income tax adjustment	0.00	(0.01)	0.00	0.00	0.00	0.00	0.68	(0.76)
equity method adjustments	0.00	0.01	0.00	0.00	0.01	0.02	0.03	0.00
Net diluted earnings (loss) per share (Non-GAAP)	$(0.14)	$(0.31)	$(0.81)	$(1.14)	$(3.52)	$(2.38)	$(22.99)	$4.12

Number of shares used in computing net diluted earnings (loss) per share (GAAP)	59,828,042	59,278,269	58,567,394	58,121,502	57,467,946	58,954,380	57,082,182	57,237,518
Stock-based compensation	—	—	—	—	—	—	—	725,859
Notes due 2025	—	—	—	—	—	—	—	2,276,818
Number of shares used in computing net diluted earnings (loss) per share (Non-GAAP)	59,828,042	59,278,269	58,567,394	58,121,502	57,467,946	58,954,380	57,082,182	60,240,195
Net cash provided by (used in) operating activities (GAAP)	$52,629	$25,608	$(7,799)	$33,823	$37,804	$104,261	$(313,319)	$(180,113)
Purchases of property and equipment	(9,293)	(2,809)	(1,256)	(10,109)	(12,258)	(23,467)	(108,163)	(170,523)
Discontinued operation	—	—	—	(3,867)	—	(3,867)	—	—
Free cash flow (deficit) (Non-GAAP)	$43,336	$22,799	$(9,055)	$19,847	$25,546	$76,927	$(421,482)	$(350,636)